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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                October 16, 1996
                                 Date of Report
                       (Date of earliest event reported)

                         GUILFORD PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                   0-23736                52-1841960
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)        Identification Number)


                             6611 TRIBUTARY STREET
                              BALTIMORE, MARYLAND
                    (Address of principal executive offices)

                                     21224
                                   (Zip Code)

                                 (410) 631-6300
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         In connection with the declaration of a 3-for-2 split of the common stock, par value $.01 per share, of Guilford Pharmaceuticals Inc. payable by way of stock dividend, the Company is hereby filing a copy of the press release issued on October 15, 1996 announcing the stock split.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (99)    Additional Exhibits

                 99.2 Press Release, issued October 15, 1996 announcing 3-for-2 split of common stock

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      GUILFORD PHARMACEUTICALS INC.


Date:  October 16, 1996               By:  /s/  Andrew R. Jordan
                                           ---------------------------------
                                           Andrew R. Jordan
                                           Vice President, Chief Financial
                                           Officer and Treasurer





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